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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated October 29, 1999 included in Benthos, Inc.'s Form 10-KSB for the year ended September 30, 1999 and to all references to our Firm included in this registration statement on Form S-8.

                                               ARTHUR ANDERSEN LLP




Boston, Massachusetts
November 27, 2000